SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                           FORM 8-A/A

        FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
             PURSUANT TO SECTION 12(b) OR (g) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


                          iShares, Inc.
    (Exact name of registrant as specified in its charter)

                            Maryland
              (State of incorporation or organization)

                            51-0396524
               (I.R.S. Employer Identification No.)

                           c/o PFPC Inc.
                       400 Bellevue Parkway
                     Wilmington, Delaware 19809
       (Address of Principal Executive Offices)  (Zip Code)


If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following
box.:   [ X ]

If this form relates to the registration of a class of
securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the
following box:   [  ]

Securities Act registration statement file number to which this
form relates:   33-97598  (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered:
iShares MSCI South Korea Index Fund,
par value $.001 per share

Name of each exchange on which each class is to be registered:
American Stock Exchange LLC


Securities to be registered pursuant to Section 12(g)
of the Act:   None

<PAGE BREAK>

Item 1.   Description of Registrant's Securities to be
          Registered

     Reference is made to Post-Effective Amendment No. 16, filed December 22, 1996, to the Registrant's Registration Statement on Form N-1A (Securities Act file number 33-97598 and Investment Company Act file number 811-9102) (the "Registration Statement"), which is incorporated herein by reference. The Registrant was formerly known as WEBS Index Fund, Inc.

Item 2.   Exhibits.

1.   Registrant's Amended and Restated Articles of
Incorporation, incorporated herein by reference to
Exhibit 99.1 to Pre-Effective Amendment No. 2 to the
Registration Statement, filed March 1, 1996.

2. Registrant's Articles of Amendment, incorporated herein by reference to Exhibit 1 to Post-Effective Amendment No.
2 to the Registration Statement, filed December 27, 1996.

3. Registrant's Articles Supplementary, incorporated herein by reference to Exhibit a.3 to Post-Effective Amendment
No. 16 to the Registration Statement, filed December 22,
1999.

4. Registrant's Amended By-Laws, incorporated herein by reference to Exhibit 99.2 to Pre-Effective Amendment No.
2 to the Registration Statement, filed March 1, 1996.

5. Registrant's Amendment No. 1 to its Amended By-Laws, incorporated herein by reference to Exhibit (2)(A) to Post-Effective Amendment No. 8 to the Registration
Statement, filed August 21, 1997.

6.   Form of global certificate for the iShares MSCI South
Korea Index Fund, incorporated herein by reference to
Exhibit 6 to the Registrant's Registration Statement on
Form 8-A, filed May 9, 2000 (file number 001-11653).

<PAGE BREAK>

                        SIGNATURE

Pursuant to the requirements of Section 12 of the Securities
Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: May 26, 2000


iShares, Inc.

By:    /s/Nathan Most
Name:  Nathan Most
Title: Chairman, President
       and Chief Executive Officer